                                                                    EXHIBIT 99.1
                                                               FEBRUARY 18, 2004
                          FINANCIAL HIGHLIGHTS PUBLISHED ON REGISTRANT'S WEBSITE

Financial Highlights                      EVERGREENBANCORP, INC. (OTC BB - EVGG)

Trend Analysis--Quarterly

For the definition of a financial field, click on the field name.

Balance Sheet (dollars in thousands)

                                                                                       Y-Y                      Q-Q
                                                           2003 Q4      2002 Q4      Ch (%)      2003 Q3      Ch (%)
 Gross Loans Held for Investment                           138,500      121,509       13.98      120,162       61.04
 Total Allowance for Loan Losses                             1,636        1,690       (3.20)       1,636        0.00
 Loans Held for Sale                                             0            0        0.00            0        0.00
 Total Net Loans                                           136,864      119,819       14.23      118,526       61.89
 Total Intangible Assets                                         0            0        0.00            0        0.00
 Total Assets                                              211,294      169,926       24.34      185,608       55.36
 Total Deposits                                            152,700      132,174       15.53      144,882       21.58
 Trust Preferred Securities (FASB 150)                          NA            0          NA        5,000          NA
 Trust Preferred Securities (Pre FASB 150)                       0        5,000     (100.00)           0        0.00
 Total Trust Preferred                                          NA        5,000          NA        5,000          NA
 Total Borrowings                                               NA       15,136          NA       22,906          NA
 Common Equity                                              16,583       15,960        3.90       16,193        9.63
 Total Equity                                               16,583       15,960        3.90       16,193        9.63
 Shares Outstanding (actual)                             1,190,366    1,183,303        0.60    1,186,714        1.23

Income Statement (dollars in thousands)

                                                                                      Y-Y                      Q-Q
                                                           2003 Q4      2002 Q4      Ch (%)      2003 Q3      Ch (%)
 Net Interest Income                                         2,146        2,134        0.56        2,051       18.53
 Loan Loss Provisions                                          159           40      297.50           36    1,366.67
 Total Noninterest Income                                      450          626     (28.12)          412       36.89
 Total Noninterest Expense                                   2,041        2,171      (5.99)        2,075       (6.55)

 Net Income Before Taxes                                       396          549     (27.87)          352       50.00
 Income Taxes                                                  115          192     (40.10)          118      (10.17)
 Net Income                                                    281          357     (21.29)          234       80.34

Per Share Items ($)

                                                                                      Y-Y                      Q-Q
                                                           2003 Q4      2002 Q4      Ch (%)      2003 Q3      Ch (%)
 Book Value                                                  13.93        13.49        3.27        13.65        8.23
 Tangible Book Value                                         13.93        13.49        3.27        13.65        8.23
 Diluted EPS Before Extraordinary                             0.23         0.30      (23.33)        0.19       84.21
 Diluted EPS After Extraordinary                              0.23         0.30      (23.33)        0.19       84.21
 Dividends Declared                                         0.0000       0.0000        0.00       0.1273     (400.00)

Performance Ratios (%)

                                                                                       Y-Y                      Q-Q
                                                           2003 Q4      2002 Q4      Ch (bp)     2003 Q3      Ch (bp)
 ROAA*                                                        0.57         0.84        (27)         0.53           4
 ROAE*                                                        6.86         9.05       (219)         5.92          93
 Net Interest Margin*                                         4.41         5.76       (134)         4.73         (32)
 Efficiency Ratio                                            78.62        75.96        266         84.25        (563)
 Loans / Deposits                                            90.70        91.93       (123)        82.94         776

Asset Quality Ratios (%)

                                                                                       Y-Y                      Q-Q
                                                           2003 Q4      2002 Q4      Ch (bp)     2003 Q3      Ch (bp)
 NPAs/Assets                                                    NA         0.45          NA         0.48          NA
 NCOs/Loans*                                                  0.49         0.09          40         0.05          44
 Reserves/Loans                                               1.18         1.39         (21)        1.36         (18)
 Reserves/NPAs                                                  NA       218.91          NA       185.07          NA

Capital Ratios (%)

                                                                                       Y-Y                      Q-Q
                                                           2003 Q4      2002 Q4      Ch (bp)     2003 Q3      Ch (bp)
 Tier 1 Capital                                                 NA        15.95          NA        15.35          NA
 Tangible Equity / Tangible Assets                            7.85         9.39        (154)        8.72         (88)
 Total Equity / Total Assets                                  7.85         9.39        (154)        8.72         (88)



Note: Q-Q Ch(%) are annualized.

* Percentages presented for individual quarters are annualized by taking the quarter amount and multiplying by four.